UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 7, 2004

___________________________________________

PETROL OIL AND GAS, INC.

(Exact name of registrant as specified in charter)

___________________________________________

Nevada	000-3009	90-0066187
(State of other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

3161 E. Warm Springs Road
Suite 300
Las Vegas, Nevada	89120
(Address of Principal Executive Office)	(Zip Code)

(702) 454-7318

(Registrant's Executive Office Telephone Number)

ITEM 5. OTHER INFORMATION

Press Release

        On July 7, 2004, the Registrant issued a press release to announce the results of its initial exploratory drilling program on its Missouri properties. The Registrant has drilled five exploratory wells in western Missouri to date. The Registrant's geologist reported good gas shows in a number of the coal seams contained in the Cherokee Group, the primary source of Coal Bed Methane production in the area. A copy of the press release is attached hereto as Exhibit 99.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

99 - Press Release dated July 7, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                    PETROL OIL AND GAS, INC.

                                                                                                    By:/S/Paul Branagan

                                                                                                         Paul Branagan, President

Date: July 7, 2004